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                                                                    Exhibit 10.7

                          SLEEPY HOLLOW INVESTMENT COMPANY

                                    OFFICE LEASE

THIS LEASE is made this twenty-third (23rd) day of August 1996, between SLEEPY HOLLOW INVESTMENT COMPANY, a general partnership, as Landlord, and INTRAWARE INC., a Delaware Corporation as Tenant, on the following terms and conditions:

     1. PREMISES: Landlord hereby leases to Tenant the following described property, hereinafter called "premises": Suite 101, Vintage Office Building, 25 Orinda Way, Orinda, CA, consisting of approximately 6,466 rentable square feet which premises are outlined in red on the plan attached hereto and marked "Exhibit A." Actual square footage is subject to final agreement between the parties, provided, however, that the Premises shall not include a factor for "common area" due to the presence of restrooms within the Premises.

     2. TERM: The term of this Lease shall be for a period of two (2) years, commencing on the date possession of the premises is delivered to Tenant by Landlord with the tenant improvements substantially complete. Within thirty
(30) days of the date of said delivery of possession to Tenant, the parties hereto agree to enter into a Lease Modification Agreement establishing the date of the term of this lease and calculated size of the Premises. If for any reason whatsoever Landlord cannot deliver possession of the premises to Tenant, this Lease shall not be void or voidable, nor shall Landlord be liable for any loss or damage resulting therefrom, provided however, if the premises are not delivered by December 1, 1996, Tenant may cancel this Lease and be refunded its prepaid rent and deposit.

     3. RENT: Tenant shall pay to Landlord as rent in advance on the first day of each calendar month of the term of this Lease, without deduction, offset, prior notice or demand, ten thousand six hundred sixty nine and 00/100 Dollars ($10,669.00) ($1.65 per rentable square foot per month) in lawful money of the United States. Monthly rent shall increase to eleven thousand three hundred fifteen and 00/100 Dollars ($11,315.00) ($1.75 per rentable square foot per month) beginning with the thirteenth (13th) month of the lease term. The rent shall be payable to Landlord and mailed to: Sleepy Hollow Investment Co., 2300 Contra Costa Blvd., Suite 200, Pleasant Hill, CA 94523 or such other address as shall be designated in writing by Landlord. If the date of commencement or expiration of the term of this Lease occurs on a day other than the first day of a calendar month, the rent at the monthly rate shall be prorated upon the basis which the number of days of the term of this lease of such month bears to the total number of days in such month.

     Receipt of the sum of thirty two thousand six hundred sixty nine and 00/100 Dollars ($32,669.00) is hereby acknowledged. The sum of ten thousand six hundred sixty nine and 00/100 Dollars ($10,669.00) shall be credited against the first month's rent. The sum of twenty two thousand and 00/100 Dollars ($22,000.00) is in consideration of the execution of this Lease and shall be held as a Security Deposit. In the event Tenant shall perform fully all the terms and conditions of this Lease throughout the term, upon Tenant vacating the premises and not being in default under this Lease, then Landlord shall return said sum after first deducting any sum owing to Landlord. If Tenant is not in default of any of the terms of this Lease, Landlord shall apply ten thousand six hundred sixty nine and 00/100 Dollars ($10,669.00) of the Security Deposit to the eighth month's rent. Landlord may apply said sum earlier upon approval of Tenant's financial condition.

     4. USE: Tenant shall use and occupy the premises during the term for general office purposes and for no other purpose without the prior written consent of Landlord. Tenant shall not use or permit the premises or any part thereof to be used for any purpose other than the purpose or purposes for which the premises are leased.


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     No use shall be made or permitted to be made of the premises or acts done which will increase the existing rate of insurance on the building or cause the cancellation of any insurance policy covering the building or any part thereof. If any act on the part of Tenant or use of the premises by Tenant shall cause, directly or indirectly, any increase of Landlord's insurance, such additional expense shall be paid by Tenant to Landlord upon demand. Tenant shall not sell or permit to be kept, used or sold in or about the premises any article which may be prohibited by the standard form of fire insurance policies.

     Tenant shall not commit or suffer to be committed any waste upon the premises or any public or private nuisance or any other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the premises are located. Tenant shall not use the premises or permit the premises to be used in whole or in part for any purpose or use that is deemed to be a violation of any of the laws, ordinances, regulations or rules of any public authority or organization at any time. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, regulations or rules in the use of the premises shall be deemed to be a conclusive determination of that fact between Landlord and Tenant.

     5. UTILITIES: Landlord at landlord's sole cost and expense, shall furnish the premises during reasonable business hours, as shall be determined by landlord by regulations duly adopted by Landlord, and provided Tenant is not in default under any of the provisions of this Lease, all water, sewage, and janitorial service used in reasonable amounts on the premises. The interruption or curtailment of any such services shall not constitute constructive eviction and shall not entitle Tenant to the abatement of rent or to any other claim against Landlord. Tenant at Tenant's sole cost and expense, shall contract directly with gas and electricity providers for all gas and electricity provided to premises. Premises are metered separately from the rest of the building.

     6. ASSIGNMENT: Tenant shall not assign this Lease voluntarily or by operation of law, or any right hereunder, nor sublet the premises or any part thereof, without the prior written consent or landlord, which consent shall not be unreasonably withheld.

     7. CONDITION OF PREMISES AND REPAIRS: Tenant shall be deemed to have agreed by accepting occupancy that the premises are in good order, condition and repair. Tenant, at Tenant's expense shall keep the premises in good order, condition and repair, including all fixtures and equipment installed by Tenant. Tenant waives any statutory right to make repairs at the expense of Landlord.
In the event Tenant fails to maintain the premises in good order and repair, Landlord shall give Tenant notice to make such repairs. In the event Tenant fails to do so, Landlord shall have the option to make such repairs at the expense of Tenant. Landlord shall have no liability to Tenant for any damage, inconvenience or interference with use of the premises by Tenant as a result of the making of any such repairs.

     8. ALTERATIONS AND LIENS: Tenant shall not make or permit to be made any alterations, changes in and additions to the premises without the prior written consent of Landlord. All alterations, changes and additions that may be required shall be done either by or under the direction of Landlord at the cost of Tenant, and shall become immediately the property of Landlord and shall remain upon and be surrendered with the premises at the termination of the term of this Lease.

     Tenant, upon the termination of this Lease or the expiration of the term hereof, or for any other reason, shall quit and surrender the premises in good order, condition and repair, reasonable wear and tear and damage by fire, and act of God or the elements excepted. Upon the termination of this Lease or the expiration of the term or otherwise, Landlord shall have the option to require Tenant to remove from the premises, at Tenant's expense, all improvements placed on the premises by Tenant, with the premises thereafter to be restored to its previous condition, at the expense of Tenant.


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     Tenant shall keep the premises and building of which the premises are a part free and clear of any liens and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event any lien is filed, Tenant shall do all acts necessary to discharge any lien within ten (10) days of filing, or if Tenant desires to contest any lien, then Tenant shall deposit with Landlord such security as Landlord shall demand to insure the payment of the lien claim. In the event Tenant shall fail to pay any lien claim when due or shall fail to deposit the security with Landlord, then Landlord shall have the right to expend all sums necessary to discharge the lien claim, and Tenant shall pay as additional rental, when the next rental payment is due, all sums expended by Landlord in discharging any lien, including attorneys' fees and costs.

     9. SIGNS: Landlord shall provide building standard signage on the lobby directory. Subject to review and agreement by Landlord and the City of Orinda, Tenant shall have the right to place a sign above the lower level entrance to the Premises. Said signage shall be consistent with the character and style of the building and shall be at Tenant's sole cost and expense. Tenant shall not place or permit to be placed in, upon, about or outside the said premises or any part of the building in which the premises are located, any signs without the prior written consent of Landlord and the City of Orinda.

     10. RIGHT OF ENTRY: Landlord and its agents shall have the right at any reasonable time to enter upon the premises so long as it does not interfere with the business activities of Tenant on the premises, for the purpose of inspection, serving or posting notices, maintaining the premises (including the erection and maintenance of scaffolding, partitions and repair equipment as shall be required), complying with laws, ordinances and regulations, protecting the premises, or for any other lawful purpose, including showing the premises to prospective purchasers or tenants and placing on the premises usual "for rent" or "for lease" signs.

     11. INDEMNIFICATION: Landlord shall be free of all liabilities and claims for damage by reason of any injury or death to any person or persons, including Tenant, or property of any kind whatsoever and to whomsoever belonging, including Tenant, from any cause or causes whatsoever, including acts or omissions of other tenants in the building, except any liability and claim caused solely by the acts of Landlord, its agents or servants, while in, upon or connected in anyway with the premises, during the term of this Lease or any extensions or renewal thereof, or any occupancy hereunder, and Tenant hereby agrees to indemnify, save harmless and defend Landlord from all liability, damages, loss, costs and obligation, including court costs and counsel fees on account of or arising out of or alleged to have arisen out of, directly or indirectly, any such injuries, death or losses, however occurring.

     12. INSURANCE: Tenant shall take out and keep in force during the term of this Lease, at Tenant's expense, public liability and property damage insurance with coverage in the amount of One Million Dollars ($1,000,000) with companies and policies and form satisfactory to Landlord. Said policies shall be presented to Landlord for written approval and said policies shall designate specifically that Landlord is an additional named insured thereunder.

     Tenant shall obtain a written obligation on the part of any such insurance company to notify Landlord in writing of any delinquency in premium payments and of any cancellation of any such policy. Tenant agrees if Tenant does not take out such insurance or keep the same in full force and effect, Landlord may take the necessary insurance and pay the premium therefor and Tenant shall repay to Landlord the amount so paid by having such amount deemed to be additional rental and payable as such in the next rental payment due. Tenant shall take out and maintain fire insurance covering his stock in trade and furniture and fixtures in an amount equal to the full insurable value thereof.

     Landlord hereby releases Tenant and Tenant hereby releases Landlord and their respective officers, agents and employees from any and all claims and demands for loss, damages, expense or injury to the premises, furnishings, fixtures and equipment located on the premises which is caused by or results from perils, events or happenings which are the subject of insurance carried by the respective parties in force at the time of any such loss; provided, however, that such waiver shall be effective only to the extent


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permitted by the insurance covering such loss and to the extent such insurance is not prejudiced thereby or the expense increased.

     13. ESTOPPEL CERTIFICATE: Tenant shall execute, acknowledge and deliver to Landlord at any time within ten (10) days after request by Landlord, a statement in writing certifying, if such be the case, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified), the date of commencement of this lease, the dates on which rent has been paid, and such other information as Landlord shall reasonably request. It is acknowledged by Tenant that any such statement is intended to be delivered by Landlord and relied upon by prospective purchasers, mortgagees, beneficiaries, under deeds of trust or assignees thereof.

     14. COMPLIANCE WITH LAWS AND RULES: Tenant, at Tenant's sole cost, shall comply with all laws, ordinances, orders and regulation of all governmental authorities with respect to the premises and the use and occupation thereof by Tenant. A judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant that Tenant has violated any such laws, ordinances, orders, or regulations, shall be deemed to be conclusive as to Landlord and Tenant.

     Tenant and Tenant's agents servants and employees, visitors and licensees, shall observe and comply strictly with the rules and regulations attached hereto as Exhibit B and with all other reasonable rules adopted or which are adopted hereafter for the care protection, cleanliness and proper operation of the building and all the tenants in the building. Landlord shall have no obligation to Tenant as a result of the violation of any such rules by any tenant or any other person. Landlord shall maintain a copy of such rules in the office of Landlord for inspection by Tenant at any reasonable time. All of such rules shall be deemed a material term in this Lease.

     Notwithstanding any provisions in Article 14 and Article 4 to the contrary, Landlord and Tenant shall have no responsibility or liability for the intended use by Tenant violating any zoning restrictions by the City of Orinda.

     15. DESTRUCTION: In the event of damage causing a partial destruction of the premises during the term of this Lease from any cause and repairs can be made within sixty (60) days from the date of the damage under the applicable laws and regulations of governmental authorities, Landlord shall repair said damage promptly and within a reasonable time, but such partial destruction shall not void this Lease, except that Tenant shall be entitled to a proportionate deduction of rent while such repairs are being made, such proportionate deduction to be based upon the extent to which the portion of the premises unusable by Tenant bears to the total area of the premises.

     If such repairs cannot be made in sixty (60) days, Landlord may, at its option, make the same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately rebated as provided in the previous paragraph. In the event that Landlord does not so elect to make such repairs which cannot be made in sixty (60) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party.

     16. CONDEMNATION: If the whole or any part of the premises shall be taken for public or quasi-public use by right of eminent domain, with or without litigation, or transferred by agreement in connection with such public or quasi-public use, this Lease, as to the part so taken or condemned or transferred, shall terminate as of the date title shall vest in the condemnor and the rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of term only such portion of the rent as the area in the part remaining after the taking or condemnation bears to the area of the entire premises as of the date title shall vest in the condemnor.

     In the event of such taking or condemnation by judgment, verdict or agreement, Landlord shall have the option to terminate this Lease as of said date, or if all of the demised premises shall be so taken or condemned or such part thereof be so taken or condemned so that there does not remain a portion susceptible of occupation hereunder, this Lease shall thereupon terminate.


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     All compensation awarded upon such condemnation or taking shall go the
Landlord and the Tenant shall have no claim thereto, and Tenant hereby irrevocably assigns and transfers to the Landlord any right to compensation or damages to which the Landlord may become entitled during the term hereof by reason of the condemnation of all or part of the premises.

     17. REMEDIES: If (i) Tenant's interest, or any part of his interest, in this Lease be assigned or transferred, either voluntarily or by operation of law, except with Landlord's consent, or (ii) a voluntary or involuntary petition in bankruptcy, or for reorganization, or for an arrangement, be filed by or against Tenant, or any member of Tenant if Tenant be a partnership or joint venture, or if Tenant be adjudicated bankrupt or insolvent, or if a receiver be appointed of the business or of the assets of Tenant, except a receiver appointed at the instance or request of Landlord, or if Tenant make a general assignment, or any assignment for the benefit of his creditors, or (iii) Tenant, after notice, fails to remedy any default (1) in the payment of any sum due under this Lease for 5 days, or (2) in keeping of any other term, covenant or condition of this Lease with all reasonable dispatch, then in addition to any other remedy Landlord may have by operation of law, Landlord shall have the right, without any further demand or notice, to re-enter the premises and eject all persons from the premises, using all necessary force to do so, and either

     (I) Declare this Lease terminated. On such termination Landlord may recover from Tenant

          (a) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

          (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

          (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss for such period that Tenant proves could be reasonably avoided;

          (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease, or which in the ordinary course of things would be likely to result therefrom.

     The "worth of the time of award" of the amounts referred to in subparagraphs (a) and (b) above, is computed by allowing interest at the rate of eight percent (8%). The worth at the time of award of the amount referred to in subparagraph (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%).

     (ii) Without terminating this Lease, relet the premises, or any part of the premises, as the agent and for the account of Tenant upon such terms and conditions as Landlord may deem advisable, in which event the rents received on such reletting shall be applied first to the expenses of such reletting and collection, including necessary renovation and alterations of the premises, reasonable attorney's fees, any real estate commissions paid, and thereafter to payment of all sums due or to become due Landlord under Lease, and if a sufficient sum shall not be thus realized to pay such sums and other charges, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefor as such monthly deficiency shall arise.

     18. ATTORNEY FEE: Tenant agrees that if Landlord is involuntarily made a party defendant to any litigation concerning this Lease or the demised premises or the premises of which the demised premises are a part by reason of any act or omission of Tenant and not because of any act or omission of Landlord, then Tenant shall hold harmless the Landlord from all liability by reason thereof, including reasonable attorneys' fees incurred by Landlord in such litigation and all taxable court costs. If


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legal action shall be brought by either of the parties hereto for the unlawful detainer of the premises, for the recovery of any rent due under the provision hereof, the party prevailing in said action (Landlord or Tenant, as the case may be) shall be entitled to recover from the party not prevailing costs of suit and a reasonable attorney's fee which shall be fixed by the judge of the court.

     19. ARBITRATION: Any question, dispute or controversy arising under the terms of this Lease, at the option of Landlord, shall be determined by arbitration. Such arbitration shall be conducted pursuant to the provisions of the laws of the State of California then in force, with the rules of procedure to be those of the American Arbitration Association or its successor insofar as said rules of procedure do not conflict with the laws of the State of California then in force. Any award entered as a result of arbitration shall be entered as a judgment, with the costs or arbitration to be paid as ordered by the arbitrator.

     21. HOLDING OVER: Any holding over after the expiration of the term of this Lease by Tenant shall be deemed to be a tenancy from month to month and, except for the term hereof, shall be on the same terms and conditions specified herein so far as are applicable.

     22. WAIVER: No covenant, term or condition of the breach thereof shall be deemed waived, except by written consent of Landlord, and any waiver or the breach of any covenant, term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition. Acceptance of all or any portion of rent at any time shall not be deemed to be a waiver of any covenant, term or condition except as to the rent payment accepted.

     All covenants to be performed by Tenant under this lease are deemed conditions.


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     23.  NOTICE:  Any notice provided for herein shall be given by registered or certified United States mail, postage prepaid, addressed, if to Landlord to it at the address to which the rent is then mailed, and if to Tenant, to it at
the premises.   The person and the place to which notices are to be mailed may be changed by either party by notice to the other party, or additional persons and/or places may be designated.

     In the event any mortgagee shall elect to have this Lease a prior lien to its mortgage, then and in such event, upon such mortgage notifying the Tenant in writing to that effect, this lease shall have priority over the lien of such mortgage to the same extent as if the same had been placed on record prior to such mortgage. In the event that upon any sale, assignment or hypothecation of the building of which the demised premises are a part, and/or of any leasehold interest therein by Landlord, a statement shall be required from Tenant as to offsets against the Landlord. The Tenant agrees to furnish said statement to the party demanding the same accurately and promptly. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage covering the demised premises, whether or not this Lease is terminated by such foreclosure or sale, that it will, upon request by the purchaser, attain to the purchaser upon any foreclosure or sale and recognize such purchaser as the Landlord under this Lease, it being the intent hereof that if this Lease should be terminated by such foreclosure or sale, it shall upon request by the purchaser, be reinstated as a Lease between the purchaser and the Tenant. The Tenant, upon request of any party in interest, shall execute such instrument or instruments as shall be requested to carry out the requirements of this paragraph. For purposes of this paragraph, the terms "mortgage" and "mortgagee" shall include, respectively, "Deed of Trust" and "beneficiary under a Deed of Trust".

     24. PARKING: Tenant and Tenant's owners, employees, agents and invitees shall have non-exclusive rights to use the parking area serving the building in which the premises are located on an equal basis with the other tenants of the building subject to parking rules and regulations implemented by Landlord from time to time. Current regulations provided Tenant with twenty one (21) designated employee parking spaces as shown on the attached Exhibit C and Tenant's proportionate share of visitor parking.

     25. OPTION TO EXTEND: Tenant shall have two (2) consecutive option periods to extend the term for one (1) year each by giving Landlord one hundred twenty (120) days' prior written notice before expiration of the term then in effect, on the same terms and conditions except rent for the first and second option periods. The monthly rental rate payable for the first option period shall be $1.85 per rentable square foot. The monthly rental rate payable for the second option period shall be $1.95 per rentable square foot.

     26. EXPANSION/TERMINATION: During the initial term of the Lease, Tenant, with one hundred twenty (120) days prior written notice to Landlord, may terminate this Lease effective anytime after the end of the twelfth (12th) month of the initial lease term should Landlord be unable to accommodate Tenant's growth in the building. Tenant agrees to use reasonable good faith effort to provide Landlord with an estimate of its requirement for additional space. Landlord agrees to use reasonable good faith effort to accommodate Tenant growth in the building based upon mutually acceptable terms.

     27. TENANT IMPROVEMENTS: Landlord shall complete the tenant improvements as substantially set forth on the preliminary space plan dated August 23, 1996 prepared by Hansen and Associates. Tenant acknowledges the scope of these improvements exceed the Landlord's tenant improvement allowance. In general, the excess improvements include the four (4) private offices labeled 1, 2, 3 and 4, the low wall partitions, laminate work counters and any additional electrical beyond that detailed on the attached plan. Upon agreement between Landlord and Tenant of the amount of such excess, Tenant shall pay Landlord the full amount of excess in cash in accordance with Landlord's obligation to pay its general contractor.


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     28.  MISCELLANEOUS:  The captions of the paragraph contained in this Lease are for convenience only and shall not be deemed in resolving any question of interpretation or construction of any paragraph of this Lease to be relevant.

     All of the terms, convenants and conditions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors and administrators, successors and assigns, except that nothing in this provision shall be deemed to permit any assignment, sub-letting or use of the premises other than as provided for herein.

     This Lease shall be governed and interpreted solely by the laws of the State of California then in force. Each number, singular or plural, as used in this Lease, shall include all numbers and each gender shall be deemed to include all genders.

     Time is of the essence of this Lease and of each and every provision hereof, except as to the conditions relating to the delivery of possession of the premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by Tenant, if Tenant shall consist of more that one person or organization, shall be deemed to be joint and several, and all rights and remedies granted to Landlord by law shall be cumulative and non-exclusive of any other remedy.

     29.  APPROVAL:   Notwithstanding anything contained in this Lease, the
rights and obligations of the parties hereunder shall be subject to approval of Tenant and/or Tenant's use of the premises by any public body or its officials exercising control over the property on which the premises are located.

     IN WITNESS WHEREOF, the parties have executed this Office Lease as of the date first above written.

     LANDLORD:                SLEEPY  HOLLOW  INVESTMENT  COMPANY

                              BY:  /s/ Adam T. Henderson
                                 --------------------------------------------


     TENANT:                  INTRAWARE, INC., a Delaware Corporation

                              BY:   /s/ Peter H. Jackson
                                 --------------------------------------------
                                  Peter H. Jackson, Chief Executive Officer


                                 --------------------------------------------


                                 --------------------------------------------


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                                     EXHIBIT B

          RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS LEASE

     1. Tenants, their employees or patrons, shall not loiter in the entrances of corridors, nor in any way obstruct the sidewalks, entry passages, halls, stairways, and elevators, and shall use the same only as passageways and means of passage to and from their respective offices.
     2. The sash doors, sashes, windows, glass doors, lights and skylights that reflect or admit light into the halls or other places of the building shall not be covered or obstructed. The toilets and urinals shall not be used for any purpose other than those for which they were constructed, and no rubbish, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of water shall not be allowed. Tenant shall not mark, drive nails, screw or drill into, paint, nor in any way deface the walls, ceilings, partitions, floors, wood, stone or iron work. The expense of any breakage, stoppage or damage resulting from violation of this rule shall be borne by tenant who has caused such breakage, stoppage or damage.
     3. No sign, nor advertisement, nor notice, shall be inscribed, painted or fixed on or to any part of the outside or inside of the building, except it be of such color, size and style, and in such place upon or in the building, as may be designated by Lessor. All signs on doors or window glass will be painted for tenants by Lessor, but the cost of painting shall be paid by tenant.
     4. Electric wiring of every kind shall be introduced and connected as directed by Lessor and no boring or cutting for wires will be allowed except with the consent of Lessor. The location of telephones, call boxes, etc. shall be prescribed by Lessor.
     5. Lessor shall prescribe the weight, size and position of all safes and other property brought into the building, and also the times of moving the same in and out of the building; and all such moving must be done under the supervision of Lessor. Lessor will not be responsible for any loss of or damage to any such safe or property from any cause; but all damage done to the building by moving or maintaining any such safe or property shall be repaired at the expense of tenant. All safes shall stand on timbers of such size as shall be designated by Lessor.
     6. No additional lock or locks shall be placed by tenants on any door in the building unless written consent of Lessor shall have first been obtained. Two keys will be furnished by Lessor for every room, and any additional key required must be obtained from lessor, 50 cents for each key to be deposited by tenant; all keys shall be surrendered to Lessor upon termination of the tenancy.
     7. Tenant shall not employ any person or persons other that the janitor of Lessor for the purpose of cleaning the leased premises without the consent of Lessor. Lessor shall not be responsible to any tenant for any loss of property from the leased premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other of Lessor's employees, or by any other person.
     8. Tenants, their clerks or servants, shall not make or permit any improper noises in the building, nor play musical instruments or radios, nor interfere in any way with other tenants or those having business with them. Tenants, their clerks or servants, shall not throw substances of any kind out of the window or doors, not down the passages or skylight of the building, nor sit, nor place anything upon the window sills, not bring into or keep within the building any animal or bicycle, motorcycle or other vehicle.
     9. All freight must be moved into, within and out of the building under the supervision of Lessor, and according to such regulations as may be posted in the office of the building, but Lessor will not be responsible for loss of or damage to such freight from any cause.
     10. The requirements of tenants will be attended to only upon application at the office of the building. Employees shall not perform any work nor do anything outside of their regular duties unless under special instructions from the office, and no employee shall admit any person (tenant or otherwise) to any office without instructions from the office of the building.
     11. No awnings allowed. Draperies are furnished each window by Lessor and any additional window covering desired by tenant shall be put up at his expense and must be of such uniform shape, color, material and make as may be prescribed by Lessor.
     12. No physician, surgeon or dentist shall advertise his business in any manner prohibited by the Code of Ethics of the American Medical Association.
     13. Tenant shall not use the name or address of the building complex or any like phrase, as part of name of any business or occupation carried on in the lease premises.
     14. Ice, mineral water, towels and laundry shall be furnished to tenant only by such persons as may be satisfactory to Lessor.
     15. At any time while the building is in charge of a watchman, any person entering or leaving the building may be questioned by him as to his business in the building; and anyone not satisfying the watchman of his right to enter the building may be excluded by him.
     16. Lessor reserves the right to make such other and further rules and regulations as in his judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good order in the building.


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